Fourth Quarter 2010
Earnings Conference Call

Monday, February 7, 2011

Market-Leading Global Businesses

The world's largest fully-integrated independent provider of global claims management solutions.

1 International Operations

Serves the global insurance industry and multi-national corporations

2 U.S. Property & Casualty

Serves the U.S. insurance company market

3 Broadspire

Serves large national accounts, carriers and self-insured entities

4 Legal Settlement Administration

Provides administration for class action settlements and bankruptcy matters

Crawford

BROADSPIRE a Crawford Company

GCG People. Power. Performance.

Forward-looking Statements and Segment Operating Earnings

Forward Looking Statements:
This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com.

Segment Operating Earnings:
Under the Financial Accounting Standards Board's Accounting Standards Codification Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs, and certain other nonrecurring gains and expenses.

Non-GAAP Financial Information:
For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Today's Agenda

Welcome and opening comments

Highlights of 2010 4th quarter and year

Business segment operating results

2010 achievements

2011 focus and guidance

Fourth Quarter 2010 Business Summary

- *Revenue reflected strong performance in Legal Settlement Administration and organic growth in International Operations*
- *Substantial improvement in operating cash flow over 2010 third quarter levels*
- *Accelerated funding to U.S. frozen defined benefit pension plan to improve the plan's risk profile and the Company's financial flexibility*
- *On a non-GAAP basis, before goodwill impairment charges in the fourth quarter of 2010, adjusted diluted earnings per share were $0.33, compared with earnings per share of $0.17 in the 2009 fourth quarter*

$ in millions



300
250
200
150
100
50
0
$301.5
$238.4
4Q 2010
4Q 2009
Revenue

$ in millions



16
14
12
10
8
6
4
2
0
$17.8
$8.9
4Q 2010
4Q 2009
Net Income Attributable to Crawford & Company before goodwill impairment charge in 4Q 2010

Crawford

Fourth Quarter and Full Year 2010
GAAP EPS to Adjusted Non-GAAP EPS

	Fourth Quarter			Full Year	
	2010	2009		2010	2009
Reported diluted GAAP earnings (loss) per share	$ 0.28	$ 0.17		$ 0.53	$ (2.23)
Add:					
Goodwill impairment charge	0.05	-		0.19	2.71
Adjusted diluted earnings per share on a non-GAAP basis	$ 0.33	$ 0.17		$ 0.72	$ 0.48

Crawford

Fourth Quarter 2010
Financial Review

Fourth Quarter 2010 Financials

CRAWFORD & COMPANY

Income Statement Highlights

Unaudited

(In Thousands, Except Earnings Per Share Amounts and Percentages)

Quarter Ended December 31	2010	2009	% Change
Revenues:			
Revenues Before Reimbursements	$301,477	$238,369	26%
Costs of Services	220,721	175,540	26%
Selling, General, and Administrative Expenses	53,096	49,721	7%
Corporate Interest Expense, Net	3,270	3,915	-16%
Goodwill Impairment Charge	3,485	-	nm
Restructuring and Other Costs	-	2,244	nm
Total Costs and Expenses before Reimbursements	280,572	231,420	21%
Income Before Income Taxes	20,905	6,949	201%
Provision (Benefit) for Income Taxes	5,774	(1,958)	nm
Net Income	15,131	8,907	70%
Less: Net Income Attributable to Noncontrolling Interests	320	38	742%
Net Income Attributable to Crawford & Company	$14,811	$8,869	67%
Basic Earnings Per Share	$0.28	$0.17	65%
Diluted Earnings Per Share	$0.28	$0.17	65%

nm=not meaningful

Crawford

2009 to 2010 Fourth Quarter Bridge

In millions, except per share amounts	Revenues before Reimbursements		Net Income (Loss) Attributable to Crawford & Company		Diluted EPS
Fourth quarter 2009 results	$	238.4	$	8.9	$ 0.17
(Less)/Add:					
Foreign currency impact in 2010		0.7		0.1	-
Decrease in pension expense in 2010		-		0.5	0.01
Restructuring cost in 2009		-		1.5	0.03
Certain tax benefits realized in 2009		-		(2.9)	(0.06)
All other changes		62.4		9.7	0.18
Subtotal excluding impairment charges		301.5		17.8	0.33
Impairment charges in 2010				(3.0)	(0.05)
Fourth quarter 2010 results	$	301.5	$	14.8	$ 0.28

Crawford

Fourth Quarter 2010 Financials

Summary Results, International Operations

For the quarters ended December 31, 2010 and 2009

In thousands, except percentages

Unaudited

	*Pro Forma 2010**	2010**	2009	2010/2009 % Change
Revenues	*$ 114,096*	$114,818	$103,717	10.7%
Total Operating Expenses	*100,987*	101,608	93,270	8.9%
Operating Earnings	*$ 13,108*	$ 13,210	$ 10,447	26.4%
Operating Margin	*11.5%*	11.5%	10.1%	



$ in millions
120
110
100
90
80
70
60
$114.8
$103.7
4Q 2010
4Q 2009
Revenue



$ in millions
15.0
10.0
5.0
0.0
$13.2
$10.4
4Q 2010
4Q 2009
Operating Earnings

- √ ***Revenue grew 10.7%, quarter over quarter***
- √ ***Operating earnings improved 26.4% quarter over quarter***

*At 2009 average FX rates
**At 2010 average FX rates

Crawford

Fourth Quarter 2010 Financials

Summary Results, U.S. Property & Casualty

For the quarters ended December 31, 2010 and 2009

In thousands, except percentages

Unaudited

	2010	2009	% Change
Revenues	$ 45,172	$ 44,906	0.6%
Total Operating Expenses	45,624	43,309	5.3%
Operating Earnings	$ (452)	$ 1,597	-128.3%
Operating Margin	-1.0%	3.6%	



$ in millions
50
40
30
20
10
0
$45.2
$44.9
4Q 2010
4Q 2009
Revenue

- √ *Overall revenue flat due to weak claims volumes industrywide*
- √ *Catastrophe revenue in 2010 was $1.5 million more than fourth quarter 2009*



$ in millions
3.0
1.0
-1.0
$(0.5)
$1.6
4Q 2010
4Q 2009
Operating (Loss) Earnings

U.S. Catastrophe (CAT) Activity

U.S. Catastrophe

- CAT revenue of $5.2 million in fourth quarter of 2010 compared to $3.7 million in 2009 period
- CAT cases numbered 6,200 in the fourth quarter of 2010 compared to 4,700 in the fourth quarter of 2009
- Despite increase in 4Q 2010, claims frequency in terms of catastrophic events has been lower in the U.S. over the past several quarters

Revenues

$ in millions


$6
$5
$4
$3
$2
$1
$0
1Q
2Q
3Q
4Q
2010
2009

Crawford Cases

In 000s


10
9
8
7
6
5
4
3
2
1
0
1Q
2Q
3Q
4Q
2010
2009

Crawford

Fourth Quarter 2010 Financials

Summary Results, Broadspire

For the quarters ended December 31, 2010 and 2009

In thousands, except percentages

Unaudited

	2010	2009	% Change
Revenues	$ 60,670	$ 70,563	-14.0%
Total Operating Expenses	67,618	68,434	-1.2%
Operating Loss	$ (6,948)	$ 2,129	-426.4%
Operating Margin	-11.5%	3.0%	

- √ *Revenues declined due to lower workers' compensation claim referrals and non-renewal of significant contract in 2009*
- √ *Loss includes bad debt expense due to bankruptcy of significant client and other nonrecurring expenses*



$ in millions
80
75
70
65
60
55
50
45
40
$60.7
$70.6
4Q 2010
4Q 2009
Revenue



$ in millions
4
2
0
-2
-4
-6
-8
($6.9)
$2.1
4Q 2010
4Q 2009
Operating (Loss) Earnings

Crawford

Fourth Quarter 2010 Financials

Summary Results, Legal Settlement Administration

For the quarters ended December 31, 2010 and 2009

In thousands, except percentages

Unaudited

	2010	2009	% Change
Revenues	$ 80,817	$ 19,183	321.3%
Total Operating Expenses	52,973	15,964	231.8%
Operating Earnings	$ 27,844	$ 3,219	765.0%
Operating Margin	34.5%	16.8%	



$ in millions
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$80.8
$19.2
4Q 2010
4Q 2009
Revenue



$ in millions
30.0
25.0
20.0
15.0
10.0
5.0
0.0
$27.8
$3.2
4Q 2010
4Q 2009
Operating Earnings

- √ *Revenue and operating earnings increase reflects benefit of significant special project which started during the 2010 third quarter*
- √ *Record backlog of $90 million at 2010 year end versus $55 million at December 31, 2009*

Crawford

Fourth Quarter 2010 Financials

Crawford & Company
Balance Sheet Highlights

As of December 31, 2010 and December 31, 2009
(In Thousands)

	December 31, 2010	December 31, 2009	Change
Cash and cash equivalents	$93,540	$70,354	$23,186
Accounts receivable, net	142,521	139,215	3,306
Unbilled revenues, net	122,933	93,796	29,137
Total receivables	265,454	233,011	32,443
Goodwill	125,764	123,169	2,595
Deferred revenues, net	75,526	82,657	(7,131)
Pension liabilities	165,030	212,507	(47,477)
Current portion of long-term debt, capital leases and short-term borrowings	2,891	8,221	(5,330)
Long-term debt, less current portion	220,437	173,061	47,376
Total debt	223,328	181,282	42,046
Total stockholders' equity attributable to Crawford & Company*	89,516	56,682	32,834
Net debt**	129,788	110,928	18,860
Total debt / capitalization	71%	76%	

*Reflects retroactive adoption of ASC 810-10, "Consolidation."
**Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

Crawford

Fourth Quarter 2010 Financials

Crawford & Company
Free Cash Flow
For the year ended December 31, 2010 and 2009

	(In Thousands)		
	December 31, 2010	December 31, 2009	Variance
Net Income (Loss) Attributable to Crawford & Company	$28,328	($115,683)	$144,011
Plus: Goodwill and Intangible Asset Impairment Charges	10,788	140,945	(130,157)
Plus: Depreciation and Other Non-Cash Operating Items	37,857	37,414	443
Less: Unbilled and Billed Receivables Change	(28,756)	39,674	(68,430)
Less: Working Capital Change	33,250	(40,386)	73,636
Less: U.S. Pension Contributions	(55,300)	(10,300)	(45,000)
GAAP Operating Cash Flow	26,167	51,664	(25,497)
Plus: Additional 2010 Pension Contribution	30,000	-	30,000
Proforma Non-GAAP Operating Cash Flow	56,167	51,664	4,503
Less: Property & Equipment Purchases, net	(13,473)	(9,886)	(3,587)
Less: Capitalized Software (internal and external costs)	(14,306)	(14,823)	517
Less: Additional Purchase Price Consideration for BMSI	(14,803)	-	(14,803)
Less: Mandatory Principal Payments	(8,100)	(2,100)	(6,000)
Non-GAAP Free Cash Flow	$5,485	$24,855	($19,370)

Operational Review

International Operations

- Grow revenue and market share
  - Continued success in new client acquisition
  - International expansion of TPA offerings
- U.K. and Australia
  - Surge events in U.K. and in Australia
  - Executing work in progress reduction plan and improving DSO
  - Tasmania acquisition
- Canada
  - Claim volume improving
  - Ongoing cost management
  - Renewed largest two client programs



Revenues by geographic region (in millions)
40
30
20
10
0
U.K.
Canada
CEMEA
Asia/Pacific
Americas (ex. U.S.)
4Q 2010
4Q 2009



International claims referred (in 000s)
160
150
140
130
120
110
154.0
157.6
154.0
152.1
136.8
4Q 2010
3Q 2010
2Q 2010
1Q 2010
4Q 2009

Crawford

U.S. Property & Casualty

- Grow market share
  - Continued expansion of Global Technical Services
  - Growth in Contractor Connection
  - Extension of networks in vehicle services
  - Strengthen US Casualty offering in Transportation, Consulting Services and Litigation
- Technology
  - Increase data management analytics to our clients
- Claims
  - Decrease in Q4 due to benign weather in U.S. and general industry decrease in claims assignments


Revenues by service line (in millions)
30
20
10
0
4Q 2010
4Q 2009


U.S. Property and Casualty Claims (in 000s)
115
110
105
100
95
90
85
80
75
92.8
108.3
105.3
114.1
103.3
4Q 2010
3Q 2010
2Q 2010
1Q 2010
4Q 2009

Crawford

Broadspire

- Claims volume improved over Q3 2010
- Q4 2010 non-recurring costs affected operating earnings
- "Jobless recovery" continues to affect business performance
- Further cost reduction anticipated in Q1 and Q2 2011
- Stabilization of revenue during 2011 as our pipeline of new business is realized



Revenues by service line (in millions)
40
30
20
10
0
Claims Mgmt
Medical Mgmt
Risk Mgmt
4Q 2010
4Q 2009



Claims referred (in 000s)
65
60
55
50
45
40
35
30
60.8
60.1
51.4
51.0
53.2
4Q 2010
3Q 2010
2Q 2010
1Q 2010
4Q 2009

Crawford

Legal Settlement Administration

- Engagement in the Gulf Coast Claims Facility (GCCF) drives revenue and operating earnings through the first half of 2011
- Increase focus on class action market share in 2011
- Record backlog at $90 million



Backlog (in millions)
100
90
80
70
60
50
40
30
20
$90.0
$55.0
4Q 2010
4Q 2009

2010 Key Achievements

- √ **Revenue and operating earnings improved**
- √ **Near-term pension funding is significantly reduced, and financial flexibility is improved**
- √ **Board of Directors declared quarterly dividend of $0.02 per share beginning in first quarter of 2011**

Crawford

2011 Focus: "Continuing to Deliver on Our Strategy"

- **Attract new business and retain customers**
  - Key account management/cross-selling through the "System"
  - Grow Business Process Outsourcing
  - Expansion of Global Technical Services (GTS) and Contractor Connection
  - Expansion of TPA offerings internationally
- **Support existing business operations with technology improvements**
  - Improve processes to deliver operating efficiencies
  - Better analytics
- **Continued management of SG&A**
  - Focus on improved margins
- **Financial performance**
  - 2010 improvement in revenues, operating earnings, and EPS
  - 2011 outlook affected by runoff of GCCF project in Legal Settlement Administration

Crawford

2011 Guidance

- Full Year 2011 Guidance:
  - Consolidated revenue before reimbursements between $990 million and $1.02 billion
  - Consolidated operating earnings between $58.0 million and $63.0 million
  - Consolidated cash provided by operating activities between $30.0 and $35.0 million
  - After reflecting stock-based compensation expense, net corporate interest expense, customer-relationship intangible asset amortization expense, and income taxes, net income attributable to Crawford & Company between $25.0 million and $28.0 million, or $0.46 to $0.52 diluted earnings per share

Fourth Quarter 2010
Earnings Conference Call
Monday, February 7, 2011

Reconciliation of Non-GAAP Items

Crawford & Company
(in $000's)

		December 31, 2010		December 31, 2009
Deferred Revenues, Net				
Deferred revenues, current	$	48,198	$	53,664
Deferred revenues, noncurrent		30,048		33,524
Total deferred revenues		78,246		87,188
Less:				
Receivable held in trust included in accounts receivable		1,661		1,660
Receivable held in trust included in other noncurrent assets		1,059		2,871
Deferred revenues, net	$	75,526	$	82,657
Net Debt				
Short-term borrowings	$	-	$	32
Current installments of long-term debt and capital leases		2,891		8,189
Long-term debt and capital leases, less current installments		220,437		173,061
Total debt		223,328		181,282
Less:				
Cash and cash equivalents		93,540		70,354
Net debt	$	129,788	$	110,928

		Three Months Ended December 31, 2010		Three Months Ended December 31, 2009
Revenues Before Reimbursements				
Total Revenues	$	324,652	$	257,419
Reimbursements		(23,175)		(19,050)
Revenues Before Reimbursements	$	301,477	$	238,369
Costs of Services Before Reimbursements				
Total Costs of Services	$	243,896	$	194,590
Reimbursements		(23,175)		(19,050)
Costs of Services Before Reimbursements	$	220,721	$	175,540

Reconciliation of Non-GAAP Items (cont.)

Crawford & Company
Reconciliation of Net Income and Earnings Per Share to
Non-GAAP Adjusted Net Income and Earnings Per Share
For the Three Months Ended December 31,

	2010					2009				
	Income Before Taxes	Tax Expense	Net Income	Net Income Attributable to Crawford & Company	Earnings Per Share	Income Before Taxes	Tax Benefit	Net Income	Net Income Attributable to Crawford & Company	Earnings Per Share
As reported	$ 20,905	$ 5,774	$ 15,131	$ 14,811	$ 0.28	$ 6,949	$ (1,958)	$ 8,907	$ 8,869	$ 0.17
Add:										
Goodwill impairment charge	3,485	489	2,996	2,996	0.05	-	-	-	-	-
Non-GAAP adjusted	$ 24,390	$ 6,263	$ 18,127	$ 17,807	$ 0.33	$ 6,949	$ (1,958)	$ 8,907	$ 8,869	$ 0.17

Crawford & Company
Reconciliation of Net Income (Loss) and Earnings Per Share to
Non-GAAP Adjusted Net Income and Earnings (Loss) Per Share
For the Year Ended December 31,

	2010					2009				
	Income Before Taxes	Tax Expense	Net Income	Net Income Attributable to Crawford & Company	Earnings Per Share	Income (Loss) Before Taxes	Tax Expense	Net Income (Loss)	Net Income (Loss) Attributable to Crawford & Company	Earnings (Loss) Per Share
As reported	$ 38,488	$ 9,712	$ 28,776	$ 28,328	$ 0.53	$ (112,751)	$ 2,618	$ (115,369)	$ (115,683)	$ (2.23)
Add:										
Goodwill impairment charge	10,788	948	9,840	9,840	0.19	140,945	-	140,945	140,945	2.71
Non-GAAP adjusted	$ 49,276	$ 10,660	$ 38,616	$ 38,168	$ 0.72	$ 28,194	$ 2,618	$ 25,576	$ 25,262	$ 0.48